EXHIBIT 13.4

         Quarterly Servicing Report for the June 18, 2002 Payment Date,
                               filed on Form 8-K

                                                                    Exhibit 13.4
                                                                    ------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) May 31, 2002
                                                         -----------------------



       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Australian Capital Territory, Commonwealth of Australia
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               333-75072                                Not Applicable
--------------------------------------      ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)


  Level 8, 48 Martin Place, Sydney, NSW 2000 Australia          Not Applicable
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)


                               (011) 612-9378-5293
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






--------------------------------------------------------------------------------
                         Exhibit Index Located on Page 4
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

On September 14, 2000 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the Issuer Trustee) of the Series 2000-2G Medallion Trust (the Trust), publicly issued US$1,060,200,000 of Class A-1 Mortgage Backed Floating Rate Notes due December 18, 2031 (the Notes) pursuant to a registration statement (No. 333- 44600 ) declared effective on August 30, 2000. Securitisation Advisory Services Pty Limited was the manager for the issuance of the Notes. Securitisation Advisory Services Pty Limited granted the underwriters a discount of US$1,590,300 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, which amounted to US $1,058,609,700 to acquire equitable title to the housing loans and related mortgages included in the assets of the Trust from Commonwealth Bank of Australia and for general expenses relating to the Trust, including any premiums payable to any of the swap providers for the Trust.

On December 18, 2000, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On March 19, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On June 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On September 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On December 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On March 18, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On June 18, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

              (a)   Financial Statements of Business Acquired.

                    Not applicable

              (b)   Pro Forma Financial Information.

                    Not applicable

              (c)   Exhibits.


              Exhibit
                 No.            Document Description
              --------          ---------------------

                99.4 The Quarterly Servicing Report for the Distribution Date on June 18, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.


                              Securitisation Advisory Services Pty Limited
                              --------------------------------------------------
                              (Registrant)



Dated: 20 June, 2002               By:   /s/ Alicja Blackburn
                                      ------------------------------------------
                                      Name:  Alicja Blackburn
                                      Title: Authorised Officer

EXHIBIT INDEX



Exhibit           Description
---------------   --------------------------------------------------------------
99.4              The Quarterly Servicing Report for the Distribution Date
                  on June 18, 2002.
---------------   --------------------------------------------------------------

                                                                    EXHIBIT 99.4
                                                                    ------------

         SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

Quarterly Summary Distribution Details
--------------------------------------------------------------------------------
REPORTING DATES
---------------
Closing Date                                                          14-Sep-00
Determination Date                                                    01-Jun-02
Notice Date                                                           17-Jun-02
Distribution Date                                                     18-Jun-02
Start Accrual Period                                                  18-Mar-02
End Accrual Period                                                    18-Jun-02
No. Of Days in Accrual Period                                                92
Start Collection Period                                               01-Mar-02
End Collection Period                                                 31-May-02
No. Of Days in Collection Period                                             92
Distribution Month                                                    Yes
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITIES ON ISSUE                   NO. OF         INITIAL INVESTED   INITIAL INVESTED
-------------------                CERTIFICATES        AMOUNT (US$)       AMOUNT (A$)
                                   ------------      ----------------   ----------------

Class A-1 Notes                          10,602      1,060,200,000.00     1,884,800,000
Class A-2 Notes                           4,000                   -         400,000,000
Class B Notes                               270                   -          27,000,000
Redraw Bond - series 1                        0                   -                -
Redraw Bond - series 2                        0                   -                   0

US$/A$ exchange rate at issue            0.5625

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD                            BANK     INTEREST   INTEREST
--------------------------------                          BILL RATE   MARGIN      RATE

Class A-1 Notes (payable to Currency Swap Provider)         4.4450%   0.3724%   4.81740%
Class A-2 Notes                                             4.4450%   0.3700%    4.8150%
Class B Notes                                               4.4450%   0.5700%    5.0150%
Redraw Bond - series 1                                      0.0000%       -      0.0000%
Redraw Bond - series 2                                      0.0000%       -      0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period     4.4450%
Facilities BBSW                                             4.4450%

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE          PER CERT.       AGGREGATE
------------------------------------------        -----------     --------------
Total Interest Amount:
   Class A-1 Notes                                  1,432.10      15,183,177.21
   Class A-2 Notes                                    805.16       3,220,640.00
   Class B Notes                                    1,228.64         331,732.80
   Redraw Bond - series 1                                -                  -
   Redraw Bond - series 2                                -                  -
Principal:
   Class A-1 Notes                                 10,118.92     107,280,742.72
   Class A-2 Notes                                  5,691.89      22,767,560.00
   Class B Notes                                      488.76         131,965.20
   Redraw Bond - series 1                                -                  -
   Redraw Bond - series 2                                -                  -
Total:
   Class A-1 Notes                                 11,551.02     122,463,919.93
   Class A-2 Notes                                  6,497.05      25,988,200.00
   Class B Notes                                    1,717.40         463,698.00
   Redraw Bond - series 1                                -                  -
   Redraw Bond - series 2                                -                  -
   Total                                           19,765.47     148,915,817.93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS                                        LAST             CURRENT
------------                                    DISTRIBUTION       DISTRIBUTION
                                                    DATE               DATE
                                                -------------      ------------

   Class A-1 Notes                                0.66342480         0.60650590
   Class A-2 Notes                                0.66342480         0.60650590
   Class B Notes                                  0.97198980         0.96710220
   Redraw Bond - series 1                                -                  -
   Redraw Bond - series 2                                -                  -

--------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET                                              Per Certificate        Aggregate
--------------------------------                                                     $                   $
                                                                              ---------------      -------------
  Finance Charge Collections                                                                       23,253,344.14
  Finance Charge Collections - Repurchases                                                                   -
  Finance Charge Damages                                                                                     -
  Income due to Seller                                                                                       -
  Other Income                                                                                      2,242,493.15
Preliminary Income Amount                                                                          25,495,837.29

  Taxes                                                                                                   580.00
  Trustee Fee                                                                                          32,888.76
  Security Trustee Fee                                                                                       -
  Manager Fee                                                                                         116,603.32
  Servicing Fee                                                                                       971,694.36
  Liquidity Commitment Fee                                                                             13,838.17
  Redraw Commitment Fee                                                                                 9,452.05
  Support Facility Payments                                                                         3,562,714.22
  Support Facility Receipts                                                                                  -
  Expenses                                                                                             14,122.73
  Previous Unpaid Facility Int Chg  - Liquidity                                                              -
  Liquidity Interest Charge + Previous Unpaid                                                          36,277.68
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                        -
  Redraw Interest Charge + Previous Unpaid                                                                   -
  Repayment of Liquidity Facility                                                                   3,098,552.29
  Total Interest Amount  - Class A-1 Notes                                                         15,183,177.21
                         - Class A-2 Notes                                                          3,220,640.00
                         - Class B Notes                                                              331,732.80
                         - Redraw Bonds - series 1                                                           -
                         - Redraw Bonds - series 2                                                           -
REQUIRED INCOME AMOUNT                                                                             26,592,273.59

Income Shortfall                                                                                    1,096,436.30
Liquidity Facility Draw                                                                             1,096,436.30

Principal Chargeoff Unreimbursement                                                                          -
Principal Chargeoff                                                                                          -
Total Principal Chargeoff Reimbursement Due                                                                  -

PAYMENT ALLOCATION CASCADE
--------------------------
Preliminary Income Amount                                                                          25,495,837.29
Liquidity Facility Draw                                                                             1,096,436.30
Available Income Amount                                                                            26,592,273.59

                                                                                                 Quarter to Date
                                                                Due          Available      Allocation/Distribution
                                                          -------------     -------------   -----------------------
  Taxes                                                          580.00     26,592,273.59                 580.00
  Trustee Fee                                                 32,888.76     26,591,693.59              32,888.76
  Security Trustee Fee                                              -       26,558,804.83                    -
  Manager Fee                                                116,603.32     26,558,804.83             116,603.32
  Servicing Fee                                              971,694.36     26,442,201.51             971,694.36
  Liquidity Commitment Fee                                    13,838.17     25,470,507.15              13,838.17
  Redraw Commitment Fee                                        9,452.05     25,456,668.98               9,452.05
  Support Facility Payments                                3,562,714.22     25,447,216.93           3,562,714.22
  Support Facility Receipts                                         -       21,884,502.71                    -
  Expenses                                                    14,122.73     21,884,502.71              14,122.73
  Liquidity Interest Charge                                   36,277.68     21,870,379.98              36,277.68
  Repayment of Liquidity Facility                          3,098,552.29     21,834,102.30           3,098,552.29
  Interest Amount Payable - Redraw Facility                         -       18,735,550.01                    -
                          - Class A-1 Notes               15,183,177.21     18,735,550.01          15,183,177.21
                          - Class A-2 Notes                3,220,640.00      3,552,372.80           3,220,640.00
                          - Redraw Bonds - series 1                 -          331,732.80                    -
                          - Redraw Bonds - series 2                 -          331,732.80                    -
                          - Class B Notes                    331,732.80        331,732.80             331,732.80
Total Principal Chargeoff Reimbursement                             -                 -                      -
Excess Distribution                                                                                          -

Unpaid Facility Int Chg - Liquidity                                                                          -
                          - Redraw                                                                           -
Unpaid Security Interest Amount  - Class A-1 Notes                                                           -
                                 - Class A-2 Notes                                                           -
                                 - Class B Notes                                                            0.00
                                 - Redraw Bonds - series 1                                                   -
                                 - Redraw Bonds - series 2                                                   -

FACILITIES OUTSTANDING
----------------------
Liquidity Commitment Facility Limit                                                                58,000,000.00
Beginning Liquidity Commitment Facility                                                            54,901,447.71
Previous Liquidity Facility Draw                                                                    3,098,552.29
Repayment of Liquidity Facility                                                                     3,098,552.29
Liquidity Facility Draw                                                                             1,096,436.30
Ending Liquidity Commitment Facility                                                               56,903,563.70

Redraw Commitment Facility Limit                                                                   50,000,000.00
Beginning Redraw Commitment Facility                                                               50,000,000.00
Previous Redraw Facility Draw                                                                                -
Previous Redraw Facility Draw - Chargeoffs                                                                   -
Repayment of Redraw Facility                                                                                 -
Repayment of Unreimbursed Chargeoffs                                                                         -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                               -
Redraw Facility Available to Draw                                                                  50,000,000.00
Redraw Facility Draw                                                                                         -
Ending Redraw  Commitment Facility                                                                 50,000,000.00

INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET                                 PER CERTIFICATE        AGGREGATE
---------------------------------------------                                        $                   $
                                                                              ---------------      -------------
INTEREST AMOUNT
---------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on Unpaid Security Interest Amount                                              -                   -
Security Interest Amount                                                            1,432.10       15,183,177.21
Total Interest Amount                                                                              15,183,177.21

Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on  Unpaid Security Interest Amount                                                                 -
Security Interest Amount                                                                           15,183,177.21
Interest Amount Payable                                                             1,432.10       15,183,177.21
Unpaid Security Interest Amount                                                                              -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on  Unpaid Security Interest Amount                                             -                   -
Security  Interest Amount                                                             805.16        3,220,640.00
Total Interest Amount                                                                               3,220,640.00

Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on Unpaid Security Interest Amount                                                                  -
Security Interest Amount                                                                            3,220,640.00
Interest Amount Payable                                                               805.16        3,220,640.00
Unpaid Security Interest Amount                                                                              -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on  Unpaid Security Interest Amount                                             -                   -
Security  Interest Amount                                                           1,228.64          331,732.80
Total Interest Amount                                                                                 331,732.80

Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on Unpaid Security Interest Amount                                                                  -
Security  Interest Amount                                                                             331,732.80
Interest Amount Payable                                                             1,228.64          331,732.80
Unpaid Security Interest Amount                                                                              -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on  Unpaid Security Interest Amount                                             -                   -
Security  Interest Amount                                                                -                   -
Total Interest Amount                                                                                        -

Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on  Unpaid Security Interest Amount                                                                 -
Security  Interest Amount                                                                                    -
Interest Amount Payable                                                                  -                   -
Unpaid Security Interest Amount                                                                              -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on  Unpaid Security Interest Amount                                             -                   -
Security  Interest Amount                                                                -                   -
Total Interest Amount                                                                                        -

Unpaid Security Interest Amount (after last Distribution Date)                                               -
Interest on  Unpaid Security Interest Amount                                                                 -
Security  Interest Amount                                                                                    -
Interest Amount Payable                                                                  -                   -
Unpaid Security Interest Amount                                                                              -

PRINCIPAL AMOUNT
----------------
Principal Collections                                                                             147,828,866.19
Principal Collections - Repurchases                                                                          -
  less Repayment Of Redraw Facility                                                                          -
  less Total Customer Redraw                                                                      (17,648,599.95)
  plus Redraw Facility Draw                                                                                  -
  plus Redraw Bonds Issue this month                                                                         -
  Aggregate Principal Damages from Seller & Servicer                                                         -
  Principal Chargeoff Reimbursement  - Class B Notes                                                         -
                                     - Class A-1 Notes                                                       -
                                     - Class A-2 Notes                                                       -
                                     - Redraw Bonds - Series 1                                               -
                                     - Redraw Bonds - Series 2                                               -
                                     - Redraw Facility                                                       -
  Principal rounding b/f                                                                                    1.79

  Scheduled Principal Amount                                                    7,744,654.00
  Unscheduled Principal Amount - Partial Prepayment                            95,733,625.61
  Unscheduled Principal Amount - Full Prepayment                               44,350,586.58
  Unscheduled Principal Amount - less redraws + C/O Reim                      122,435,612.24

Total Available Principal Amount for Redraw Bonds                                                 130,180,268.03

Principal Distribution - Redraw Bonds - Series 1                                         -                   -
Principal Distribution - Redraw Bonds - Series 2                                         -                   -

Principal rounding b/f                                                                                      1.79
Total Unscheduled Principal Amount                                                                122,435,612.24
Total Scheduled Principal Amount                                                                    7,744,654.00
Total Available Principal Amount for Notes                                                        130,180,268.03

                                  Page 3 of 5



                                                                              PER CERTIFICATE        AGGREGATE
                                                                                     $                   $
                                                                              ---------------      -------------
PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                             100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                               10,118.92       107,280,742.72
        Class A-2 Principal Payment                                                5,691.89        22,767,560.00
Class B Principal Payment                                                            488.76           131,965.20

Principal rounding c/f                                                                                      0.11

Outstanding Principal - beginning period                                                        1,542,036,705.85
less Principal Repayment                                                                         (147,828,866.19)
plus Total Customer Redraw                                                                         17,648,599.95
less Principal Losses                                                                                        -
Outstanding Principal - Closing period                                                          1,411,856,439.61


PRINCIPAL LOSSES
----------------
Principal Losses                                                                                             -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                     -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                               -
Net Principal Losses                                                                                         -
Principal Chargeoff  - Class B Notes                                                                         -
                     - Class A-1 Notes                                                                       -
                     - Class A-2 Notes                                                                       -
                     - Redraw Bonds Series 1                                                                 -
                     - Redraw Bonds Series 2                                                                 -
                     - Redraw Facility                                                                       -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                  -
Principal Chargeoff                                                                                          -
Principal Chargeoff Reimbursement                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                     -

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                  -
Principal Chargeoff                                                                                          -
Principal Chargeoff Reimbursement                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                     -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                  -
Principal Chargeoff                                                                                          -
Principal Chargeoff Reimbursement                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                     -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                  -
Principal Chargeoff                                                                                          -
Principal Chargeoff Reimbursement                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                     -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                  -
Principal Chargeoff                                                                                          -
Principal Chargeoff Reimbursement                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                     -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                  -
Principal Chargeoff                                                                                          -
Principal Chargeoff Reimbursement                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                     -


INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------                                       Aggregate           Aggregate
                                                                                  US$                  A$
                                                                           ----------------   ----------------

CLASS A-1 NOTES
Initial Invested Amount                                                    1,060,200,000.00     1,884,800,000.00
  previous Principal Distribution                                            356,837,027.04       634,376,936.96
  Principal Distribution for current period                                   60,345,417.78       107,280,742.72
Total Principal Distribution to date                                         417,182,444.82       741,657,679.68
Beginning Invested Amount                                                    703,362,972.96     1,250,423,063.04
Ending Invested Amount                                                       643,017,555.18     1,143,142,320.32
Unreimbursed Principal Chargeoffs                                                       -                    -
Beginning Stated Amount                                                      703,362,972.96     1,250,423,063.04
Ending Stated Amount                                                         643,017,555.18     1,143,142,320.32

CLASS A-2 NOTES
Initial Invested Amount                                                                           400,000,000.00
  previous Principal Distribution                                                                 134,630,080.00
  Principal Distribution for current period                                                        22,767,560.00
Total Principal Distribution to date                                                              157,397,640.00
Beginning Invested Amount                                                                         265,369,920.00
Ending Invested Amount                                                                            242,602,360.00
Unreimbursed Principal Chargeoffs                                                                            -
Beginning Stated Amount                                                                           265,369,920.00
Ending Stated Amount                                                                              242,602,360.00

CLASS B NOTES
Initial Invested Amount                                                                            27,000,000.00
  previous Principal Distribution                                                                     756,275.40
  Principal Distribution for current period                                                           131,965.20
Total Principal Distribution to date                                                                  888,240.60
Beginning Invested Amount                                                                          26,243,724.60
Ending Invested Amount                                                                             26,111,759.40
Unreimbursed Principal Chargeoffs                                                                            -
Beginning Stated Amount                                                                            26,243,724.60
Ending Stated Amount                                                                               26,111,759.40

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                             -
Initial Invested Amount                                                                                      -
  Principal Distribution (after last Distribution Date)                                                      -
  Principal Distribution for current period                                                                  -
Total Principal Distribution to date                                                                         -
Beginning Invested Amount                                                                                    -
Ending Invested Amount                                                                                       -
Unreimbursed Principal Chargeoffs                                                                            -
Beginning Stated Amount                                                                                      -
Ending Stated Amount                                                                                         -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                             -
Initial Invested Amount                                                                                      -
  Principal Distribution (after last Distribution Date)                                                      -
  Principal Distribution for current period                                                                  -
Total Principal Distribution to date                                                                         -
Beginning Invested Amount                                                                                    -
Ending Invested Amount                                                                                       -
Unreimbursed Principal Chargeoffs                                                                            -
Beginning Stated Amount                                                                                      -
Ending Stated Amount                                                                                         -



                                  Page 5 of 5